UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Legg Mason

Western Asset

Global

High Yield

Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Global High Yield Bond Fund

Fund objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Global High Yield Bond Fund for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

Legg Mason Western Asset Global High Yield Bond Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% – the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

Disappointing economic news was not limited to the U.S. In January 2012 (after the reporting period ended), the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. This was due, in part, to the IMF’s expectation that the Eurozone would experience “a mild recession in 2012 as a result of the rise in sovereign yields, the effects of bank deleveraging on the real economy, and the impact of additional fiscal consolidation.” The IMF now anticipates 2012 growth will be -0.5% in the Eurozone and 1.7% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its 2012 projection for the former from 6.1% to 5.4%.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared

IV	Legg Mason Western Asset Global High Yield Bond Fund

Investment commentary (cont’d)

its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Due to mounting economic challenges in the Eurozone, the European Central Bank (“ECB”) shifted its monetary policy during the reporting period. Citing inflationary pressures, the ECB raised interest rates in April 2011 from 1.00% to 1.25%, and then to 1.50% in July. However, with growth moderating and given the ongoing European sovereign debt crisis, the ECB lowered interest rates to 1.25% in November and 1.00% in December, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China and India, raised interest rates during the reporting period in an effort to ward off inflation.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with the preservation of capital. The Fund invests primarily in high-yield fixed-income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield bonds. High-yield bonds are rated below investment grade (that is, securities rated below Baa/BBB) and are commonly known as “junk bonds.” Under normal circumstances, the Fund will be invested in at least three countries, one of which may be the U.S. The Fund may invest without limit in both U.S. dollars or non-U.S. denominated securities of foreign issuers and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers.

Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then

2	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Fund overview (cont’d)

relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%.

All told, the Barclays Capital U.S. Aggregate Indexii returned 7.84% for the twelve months ended December 31, 2011. Comparatively, riskier fixed-income securities, including global high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays Capital Global High Yield Index (Hedged)iii (the “Index”) gained 3.63%. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv, returned 8.46%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. Given the strong performance in the high-yield market, we increased the Fund’s allocation to cash in March and April 2011, preparing for a possible pullback in the market. We also utilized options on credit default swaps to hedge the Fund’s exposure to the high-yield market in the event of a pullback. These strategies were beneficial for performance given the high-yield market’s weakness at times during the second half of the reporting period. The Fund’s larger cash position also gave us added flexibility to pursue a number of opportunities that we felt had become attractively valued following the market’s periodic setbacks.

While the Fund maintained its lower-quality bias, we pared our allocation to certain CCC and below-rated securities to capture profits and reduce the portfolio’s overall risk exposure. While we maintained an underweight to higher-quality bonds, we increased our allocation to B-rated securities and targeted those issuers that our research team felt had the potential to be upgraded to investment grade.

From a regional perspective, we reduced the Fund’s allocations to both European and emerging market high-yield securities. We actively participated in the new issuance market by selectively purchasing high-yield securities that we felt were attractively valued. Elsewhere, we reduced the Fund’s exposures to the Capital Goods sector and increased its allocation to the Consumer Non-Cyclicals sector.

In addition to the use of options on credit default swaps, the Fund employed U.S. Treasury futures to manage its yield curvev positioning and duration. This strategy did not meaningfully impact performance. The Fund also utilized currency forwards to hedge its currency exposure. Losses on these currency hedges were offset by the currency appreciation of the non-dollar holdings that they were hedging.

Performance review

For the twelve months ended December 31, 2011, Class A shares of Legg Mason Western Asset Global High Yield Bond Fund, excluding sales charges, returned 0.25%. The Fund’s unmanaged benchmark, the Barclays Capital Global High Yield Index (Hedged), returned 3.63% for the same period. The Lipper High Current Yield Funds Category Average1 returned 2.81% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 491 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	3

Performance Snapshot as of December 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Global High Yield Bond Fund:
Class A	-4.09%	0.25%
Class B1	-4.29%	-0.24%
Class C	-4.20%	-0.06%
Class I	-3.88%	0.68%
Barclays Capital Global High Yield Index (Hedged)	-1.11%	3.63%
Lipper High Current Yield Funds Category Average[2]	-1.41%	2.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2011 for Class A, Class B, Class C and Class I shares were 8.27%, 7.98%, 7.93% and 8.80%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.27%, 1.82%, 1.70% and 0.87%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were our regional allocation biases. Having an overweight versus the Index to U.S. high-yield bonds and an underweight to European high-yield bonds was beneficial for results. During this period, as measured by the Index, U.S. high-yield bonds returned 4.98%, whereas European high-yield bonds lost 2.50% on a U.S. dollar hedged basis.

From a sector allocation perspective, the Fund benefited from its overweights to the Energy and Media/Cable sectors, as they outperformed the Index. Having an underweight to the weak performing Financials sector was also rewarded.

A number of individual holdings also contributed to performance. In particular, our overweight exposures to Charter Communications Inc., Inn of the Mountain Gods Resort & Casino and Energy Future Holdings enhanced the Fund’s results, as did our selection of Venezuelan sovereign debt. Charter Communications, an operator of cable television systems in the U.S.,

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 510 funds for the six-month period and among the 491 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Fund overview (cont’d)

offers a full range of traditional and digital cable television services. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in its small and medium enterprises, as well as its retail data businesses. Our holding in Charter Communications was rewarded, as the company posted solid fundamental results and improving free cash flow during the period. We sold the position in the fourth quarter of 2011. Inn of the Mountain Gods Resort & Casino is a Mescalero Apache Tribe-run casino located in New Mexico. The company defaulted on its debt obligations in 2009 and restructured its bonds in the spring of 2011. After the initial default, the bonds were trading at extremely distressed levels. However, our dedicated distressed debt resources recognized recovery value in excess of where the market had priced the bonds post default and our team worked closely with the Mescalero Apache Tribe on a restructuring agreement. As a result of the terms of the restructuring agreement, the Fund, which owned some of the company’s defaulted bonds, received a cash payout in addition to new payment-in-kind and senior secured notes. The portfolio benefited as ultimate recovery values were much higher than the market had priced in originally. Energy Future Holdings benefited primarily from strong balance sheet management, as well as general economic improvement. The company was able to extend the maturity of more than $15 billion of its debt, originally due from 2014 to 2017. The market responded very favorably to the company’s ability to secure extended financing through 2017. The Fund’s Venezuelan sovereign debt performed well. Economic growth in the country remained solid and our holdings generally offered extremely attractive, double-digit yields.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was exposure to less liquid, off-the-run issues. The portfolio had an emphasis on these issues because of their attractive relative valuations based upon solid issuer fundamentals. These holdings performed poorly as investors favored more liquid securities given the macro-driven volatility that continued to characterize the market. Individual issuer exposure also detracted from performance in aggregate. Overweight holdings that were negative for performance included Turbo Beta Ltd., CMA CGM and Cengage Learning Acquisitions Inc. Turbo Beta, also known as KCA Deutag, is a global onshore and offshore oil drilling company that operates in nearly 100 countries. The company’s bonds performed poorly as investors were concerned about the amount of debt on its balance sheet incurred in a 2008 leveraged buyout. The new private equity owners proved overly optimistic and have been unsuccessful at growing the business into their new capital structure. As a result, bondholders entered into discussions with management in an attempt to restructure the outstanding debt. We believe the recent disruptions in global oil supply, and subsequent increase in price, will be beneficial for Turbo Beta’s business and will aid unsecured lenders in the negotiation process regarding the structuring of its debt. CMA CGM, based in France, is the world’s third largest container shipping company. The firm performed poorly due to a variety of factors, including signs that global economic growth was decelerating, higher oil prices, accelerated capacity additions and fears related to the escalating European sovereign debt crisis. Currently, liquidity remains satisfactory with cash outlays over the next twelve months covered by cash on the balance sheet, as well as potential asset sales and sale-leaseback transactions. Cengage Learning Acquisitions is an educational book publisher. The company missed earnings projections and was hurt by negative investor sentiment regarding book publishers and increasing secular concerns

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	5

that tablet devices will be more widely adopted in classrooms.

Overall, the Fund’s sector positioning was a negative for results. Having an underweight to emerging market high-yield sovereign debt was not rewarded given their outperformance versus the Index. We typically prefer emerging market high-yield corporate bonds over their high-yield sovereign counterparts, as we feel the former generally offers better value. In particular, we favor high-quality companies in emerging market countries with solid economic fundamentals. We also like companies with hard assets, such as those in the metals and mining industries. Elsewhere, having overweights to the Transportation and Wireless sectors, the two worst performing sectors in the Index, as well as an underweight to the strong performing Information Technology sector, was detrimental to our results.

Our quality biases also detracted from performance. As measured by the Index, higher-quality BB-rated securities outperformed lower-quality CCC-rated bonds, as they returned 4.67% and -1.19%, respectively. Given this, the portfolio’s overweight to lower-rated CCC-rated securities and underweight to higher-rated BB-rated securities were detrimental for performance.

Thank you for your investment in Legg Mason Western Asset Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 30 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Consumer Discretionary (19.3%), Energy (16.7%), Industrials (12.5%), Materials (9.9%) and Telecommunication Services (9.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives such as future contracts, written options, swaps and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.09%	$1,000.00	$959.10	1.33%	$6.57	Class A	5.00%	$1,000.00	$1,018.50	1.33%	$6.77
Class B	-4.29	1,000.00	957.10	1.81	8.93	Class B	5.00	1,000.00	1,016.08	1.81	9.20
Class C	-4.20	1,000.00	958.00	1.71	8.44	Class C	5.00	1,000.00	1,016.58	1.71	8.69
Class I	-3.88	1,000.00	961.20	0.87	4.30	Class I	5.00	1,000.00	1,020.82	0.87	4.43

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/11	0.25%	-0.24%	-0.06%	0.68%
Five Years Ended 12/31/11	4.33	3.87	3.92	4.77
Ten Years Ended 12/31/11	7.54	7.02	7.07	7.96

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/11	-4.02%	-4.41%	-0.99%	0.68%
Five Years Ended 12/31/11	3.43	3.74	3.92	4.77
Ten Years Ended 12/31/11	7.08	7.02	7.07	7.96

Cumulative total returns
Without sales charges[1]
Class A (12/31/01 through 12/31/11)	106.80%
Class B (12/31/01 through 12/31/11)	97.00
Class C (12/31/01 through 12/31/11)	98.05
Class I (12/31/01 through 12/31/11)	115.13

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 Invested in

Class A, B and C Shares of Legg Mason Western Asset Global High Yield Bond Fund vs. Barclays Capital Global High Yield Index (Hedged)† — December 2001 - December 2011

Value of $1,000,000 Invested in

Class I Shares of Legg Mason Western Asset Global High Yield Bond Fund vs. Barclays Capital Global High Yield Index (Hedged)† — December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Global High Yield Bond Fund on December 31, 2001, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclay Capital Global High Yield Index (Hedged). The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCGHYI	— Barclays Capital Global High Yield Index (Hedged)
BL	— Bank Loans
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA GHY	— Legg Mason Western Asset Global High Yield Bond Fund

12	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCGHYI	— Barclays Capital Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA GHY	— Legg Mason Western Asset Global High Yield Bond Fund

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	13

Schedule of investments

December 31, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 82.1%
Consumer Discretionary — 16.5%
Auto Components — 0.3%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	592,000		$627,520	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,160,000	EUR	795,705	(a)
Total Auto Components					1,423,225
Automobiles — 0.8%
Escrow GCB General Motors	—	—	2,220,000		36,075	*
Escrow GCB General Motors	—	—	4,330,000		70,362	*
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	3,350,000		3,497,792
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	560,000		590,800	(a)
Total Automobiles					4,195,029
Diversified Consumer Services — 1.3%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,860,000	GBP	2,664,715	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,365,000		1,317,225
Sotheby’s, Senior Notes	7.750%	6/15/15	1,930,000		2,053,037
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	365,000		342,188
Total Diversified Consumer Services					6,377,165
Hotels, Restaurants & Leisure — 5.8%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	510,000		443,700
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,080,000		2,217,800
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		207,900	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	350,000		360,500	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	11.500%	1/15/17	2,072,819		2,036,545	(a)(c)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,387,000	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,050,000		1,745,062	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	1,637,154
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	720,000		727,200	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,022,000		991,340	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	440,000		465,300
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	620,000		610,700	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,980,000		2,093,850
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	360,000		380,700	(a)

See Notes to Financial Statements.

14	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	$1,056,774	(d)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	3,190,000		3,660,525
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	4,010,000		2,706,750
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,810,000		2,943,475
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,070,000		1,235,850
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,690,000		1,736,475	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	905,000		807,713	(a)(d)
Total Hotels, Restaurants & Leisure					29,452,313
Household Durables — 0.3%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	626,000	GBP	797,186	(a)
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	335,000	GBP	426,609	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	380,000		359,575
Total Household Durables					1,583,370
Internet & Catalog Retail — 0.9%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,305,000		1,347,413
QVC Inc., Senior Secured Notes	7.500%	10/1/19	2,750,000		2,963,125	(a)
Total Internet & Catalog Retail					4,310,538
Media — 4.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	240,000		257,100
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	520,000		572,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	3,340,000		2,413,150	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	825,000		534,187	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	3,280,000		3,337,400
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	3,000,000		3,172,500	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	360,000		408,600
DISH DBS Corp., Senior Notes	6.750%	6/1/21	890,000		963,425
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	1,420,000		1,427,100	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,060,000		1,044,100
ITV PLC, Senior Notes	10.000%	6/30/14	740,000	EUR	1,063,097
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,860,000		1,667,025	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,180,712	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	740,000		851,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	300,000		345,000

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	15

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	1,330,000		$1,443,050
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	950,000	EUR	1,247,981	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	559,000	EUR	426,857	(a)(e)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	540,000		523,800	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	230,000		234,600	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	990,000	EUR	1,300,528	(a)
Total Media					24,413,212
Multiline Retail — 0.3%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,818,000		1,672,560
Specialty Retail — 1.5%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,600,000		1,628,000
Edcon Proprietary Ltd., Senior Notes	4.676%	6/15/14	2,320,000	EUR	2,229,476	(a)(d)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,510,000		2,208,800
Sally Holdings LLC/Sally Capital Inc., Senior Notes	6.875%	11/15/19	1,580,000		1,659,000	(a)
Total Specialty Retail					7,725,276
Textiles, Apparel & Luxury Goods — 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		693,750	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,275,000		1,402,500
Total Textiles, Apparel & Luxury Goods					2,096,250
Total Consumer Discretionary					83,248,938
Consumer Staples — 1.8%
Food Products — 1.2%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,260,000	GBP	1,584,992	(a)
Del Monte Corp., Senior Notes	7.625%	2/15/19	1,664,000		1,605,760
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	700,000		707,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,760,000		2,311,500	(a)
Total Food Products					6,209,252
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	520,000		549,900	(a)
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000		1,301,375	(a)
Tobacco — 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,369,000		1,238,945
Total Consumer Staples					9,299,472

See Notes to Financial Statements.

16	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 15.5%
Energy Equipment & Services — 3.1%
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	500,000	$487,500
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	610,000	637,450
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,215,000	2,165,163	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,210,000	1,216,050
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,450,000	1,489,875
Parker Drilling Co., Senior Notes	9.125%	4/1/18	600,000	634,500
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	750,000	768,750	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	910,000	955,500	(a)
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	80,000	82,200
SESI LLC, Senior Notes	7.125%	12/15/21	2,250,000	2,368,125	(a)
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	1,200,000	1,206,000
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,420,000	3,714,975
Total Energy Equipment & Services				15,726,088
Oil, Gas & Consumable Fuels — 12.4%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	2,430,000	2,490,750	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,100,000	1,249,875
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	480,000	487,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,220,000	1,189,500	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	140,000	135,100	(a)
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	2,300,000	2,645,000
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,135,000	1,259,850
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	2,390,000	2,497,550	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	1,210,000	1,288,650	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	595,000	645,575
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	150,000	152,625
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,574,975
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	400,000	444,000
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,958,308	2,277,897	(a)(c)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	560,000	614,600
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,430,000	1,737,450
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	87,000	90,743

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	17

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,110,000	$1,218,225
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,230,000	1,317,350	(d)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,860,000	2,717,000
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	2,010,000	2,165,775	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,360,000	1,411,000	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,260,000	1,285,200	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	210,000	210,525	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,020,000	1,067,175
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	2,560,000	2,688,000
MEG Energy Corp., Senior Notes	6.500%	3/15/21	800,000	822,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,350,000	951,750
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000	1,356,750	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	3,420,000	2,116,125
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	480,000	487,200	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	341,000	346,115	(a)
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	1,940,000	1,988,500	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	915,000	985,912
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	900,000	1,051,366
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,200,000	1,428,000	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	890,000	542,900	(b)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	270,000	137,700	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	300,000	331,125
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,990,000	2,094,475
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	1,860,000	2,039,118	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,760,000	3,146,400
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	220,000	234,300
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,270,000	1,355,725
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	410,000	428,450
Teekay Corp., Senior Notes	8.500%	1/15/20	1,825,000	1,765,687
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,000,000	1,057,500	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	190,000	200,925	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	482,000	519,958	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	130,000	136,500
WPX Energy Inc., Senior Notes	6.000%	1/15/22	870,000	895,013	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,640,000		$1,394,000	(a)
Total Oil, Gas & Consumable Fuels					62,675,084
Total Energy					78,401,172
Financials — 7.0%
Commercial Banks — 1.0%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	480,000		434,400	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000		475,650	(a)(d)(f)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	1,924,292	(d)(f)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	310,000		364,286	(a)(d)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,910,000		1,310,737	(d)(f)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	690,000		676,753	(d)(f)
Total Commercial Banks					5,186,118
Consumer Finance — 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	3,800,000		3,904,500
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	168,000	EUR	204,934
SLM Corp., Medium-Term Notes	8.000%	3/25/20	410,000		415,125
Total Consumer Finance					4,524,559
Diversified Financial Services — 4.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	530,000		534,269
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,300,000		1,490,125
Boats Investments (Netherlands) BV, Secured Notes	8.887%	12/15/15	2,829,086	EUR	2,123,697	(c)(d)
Boats Investments BV, Secured Notes	11.000%	3/31/17	1,873,854	EUR	1,434,729	(a)(c)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,040,000		1,085,500
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	330,000		301,950
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	2,549,405	(d)(f)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	700,000		722,750
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,230,000		2,319,200
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,240,000		3,280,500
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	750,000	EUR	1,026,502	(a)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,300,000		1,210,625
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	470,000		460,600	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,510,000	EUR	1,895,688	(a)
Total Diversified Financial Services					20,435,540

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	19

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — 0.7%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	620,000		$625,181	(a)(d)(f)
ELM BV	5.252%	5/25/16	1,850,000	EUR	1,903,519	(d)(f)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	3/31/12	1,348,000		1,064,805	(d)(f)
Total Insurance					3,593,505
Thrifts & Mortgage Finance — 0.3%
General Motors Financial Co., Senior Notes	6.750%	6/1/18	1,380,000		1,414,500	(a)
Total Financials					35,154,222
Health Care — 5.2%
Health Care Equipment & Supplies — 0.6%
Biomet Inc., Senior Notes	10.000%	10/15/17	210,000		227,850
Ontex IV, Senior Notes	9.000%	4/15/19	2,324,000	EUR	2,075,408	(a)
Ontex IV, Senior Notes	9.000%	4/15/19	880,000	EUR	785,869	(a)
Total Health Care Equipment & Supplies					3,089,127
Health Care Providers & Services — 4.2%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	820,000		815,900	(a)
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,366,347		1,349,380
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	970,000		1,003,950
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,300,000		2,328,750	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,065,000		4,837,075
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		855,400	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	450,000		481,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	950,000		999,875	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,270,000		1,397,000
HCA Inc., Senior Secured Notes	6.500%	2/15/20	1,650,000		1,716,000
INC Research LLC, Senior Notes	11.500%	7/15/19	720,000		648,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	674,000		773,415
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	2,400,000		2,448,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,300,000		1,465,750
Total Health Care Providers & Services					21,119,995
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,000,000	EUR	1,125,998	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	600,000	EUR	748,905	(d)(f)
Total Pharmaceuticals					1,874,903
Total Health Care					26,084,025

See Notes to Financial Statements.

20	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 11.6%
Aerospace & Defense — 1.7%
Ducommun Inc., Senior Notes	9.750%	7/15/18	740,000		$754,800	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,462,000		1,557,030
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	1,380,000		1,359,300	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	340,000		334,900	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,300,000		2,369,000
Triumph Group Inc., Senior Notes	8.625%	7/15/18	400,000		440,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,530,000		1,514,700	(a)
Total Aerospace & Defense					8,329,730
Air Freight & Logistics — 0.2%
TGI International Ltd., Senior Notes	9.500%	10/3/17	987,000		1,062,259	(a)
Airlines — 1.7%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	903,993		804,554	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	850,000	GBP	1,256,555
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	73,794		72,038
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	125,734		129,506
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	2,393,299		2,333,466
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	750,000		718,125	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	2,563,994		2,676,041
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	332,054		345,336
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	380,000		390,450	(a)
Total Airlines					8,726,071
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	673,600		515,304	(a)(g)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	500,000		527,500	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,080,000		1,136,700	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		654,875	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	960,000		900,000	(a)
Total Building Products					3,734,379
Commercial Services & Supplies — 1.7%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,155,000		1,896,400	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,950,000		1,745,250
Geo Group Inc., Senior Notes	7.750%	10/15/17	400,000		427,000
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	3,310,000		3,364,969
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		896,750	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	21

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	220,000		$223,850
Total Commercial Services & Supplies					8,554,219
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,830,000		1,843,725	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,790,000		1,521,500	(a)
Machinery — 0.7%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,310,000		2,292,675	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	1,440,000		1,281,600	(a)
Total Machinery					3,574,275
Marine — 0.8%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,000,000		965,000	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	1,090,000		1,019,150	(a)(c)(e)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,300,000		1,679,000
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	640,000		480,000
Total Marine					4,143,150
Road & Rail — 2.5%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	340,000		353,600
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.750%	3/15/20	600,000		619,500
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,804,843		2,819,666	(c)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,618,000		2,618,000	(a)(e)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,320,000		1,544,400
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	1,780,000		1,904,600
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	320,000		341,200
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,353,000		2,582,418
Total Road & Rail					12,783,384
Transportation — 0.9%
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	1,155,118	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,280,000		2,427,200	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	920,000		853,300	(a)
Total Transportation					4,435,618
Total Industrials					58,708,310

See Notes to Financial Statements.

22	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 0.9%
Electronic Equipment, Instruments & Components — 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,560,000		$2,803,200	(a)
IT Services — 0.2%
First Data Corp., Senior Notes	10.550%	9/24/15	13,165		12,259
First Data Corp., Senior Notes	12.625%	1/15/21	270,000		236,250
First Data Corp., Senior Secured Notes	7.375%	6/15/19	1,070,000		1,011,150	(a)
Total IT Services					1,259,659
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	476,000		498,610
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	110,000		118,113	(a)
Total Semiconductors & Semiconductor Equipment					616,723
Total Information Technology					4,679,582
Materials — 9.7%
Chemicals — 1.8%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,125,000		1,195,312	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,480,000		1,509,600	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	508,000	EUR	585,156	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	191,160	EUR	267,202
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	203,000		222,793
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	612,123		671,805
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,760,000		1,834,800	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	655,000		718,862
Solutia Inc., Senior Notes	7.875%	3/15/20	210,000		229,425
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	2,100,000	EUR	1,916,138	(a)
Total Chemicals					9,151,093
Construction Materials — 0.5%
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	1,500,000		1,323,750	(a)
West China Cement Ltd., Senior Notes	7.500%	1/25/16	1,415,000		1,167,375	(a)
Total Construction Materials					2,491,125
Containers & Packaging — 1.1%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	582,803		501,210	(a)(c)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	460,000		461,150
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	299,000	EUR	288,301	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,390,000		1,396,950	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,700,000		2,747,250	(a)
Total Containers & Packaging					5,394,861

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	23

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 5.1%
China Oriental Group Co. Ltd.	7.000%	11/17/17	1,480,000		$1,124,800	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		745,500	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		729,750	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		3,906,000	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		514,375	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	790,000		770,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	120,000		121,800	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,750,000		2,811,875	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,404,500	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,340,000		2,454,900	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	810,000	EUR	974,959	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,010,000		2,165,775
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,790,000		1,255,500
Southern Copper Corp., Senior Notes	6.750%	4/16/40	220,000		222,336
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	1,000,000		1,047,500
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,830,000		1,637,850
Vale Overseas Ltd., Notes	8.250%	1/17/34	280,000		362,357
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,710,000		1,675,800	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000		171,500	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,020,000		1,737,200	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		113,100	(a)
Total Metals & Mining					25,947,627
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	180,000		178,425	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,437,000		1,300,485
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.500%	11/17/15	869,000		590,920	(a)(g)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,200,000		1,179,000	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	900,000		830,250	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	260,000		278,200	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		629,625	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,370,000		842,550
Total Paper & Forest Products					5,829,455
Total Materials					48,814,161
Telecommunication Services — 8.6%
Diversified Telecommunication Services — 5.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,940,000		2,160,900	(a)

See Notes to Financial Statements.

24	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	340,000		$261,800	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	250,000		191,250
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,470,000		1,510,425	(a)
EH Holding Corp., Senior Secured Notes	6.500%	6/15/19	980,000		1,026,550	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,210,000		1,270,500	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	190,000		201,875
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	550,000		559,625	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,350,000		1,368,563	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,500,000		1,455,000
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	307,954		299,485	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	1,250,000		1,287,500
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	487,000	EUR	639,754	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	407,000	EUR	547,830	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,390,000		1,487,300
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	1,347,000	EUR	1,808,731	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,000,000		1,017,500	(a)
Vimpel Communications, Notes	6.493%	2/2/16	550,000		520,438	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,550,000		1,573,250
West Corp., Senior Notes	7.875%	1/15/19	2,280,000		2,274,300
West Corp., Senior Subordinated Notes	11.000%	10/15/16	500,000		528,750
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,130,000		1,943,625	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,400,207		1,632,729	(a)(c)
Windstream Corp., Senior Notes	7.500%	6/1/22	1,100,000		1,100,000	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,700,000		1,687,250
Total Diversified Telecommunication Services					28,354,930
Wireless Telecommunication Services — 3.0%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	900,000		916,875
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,470,000	GBP	1,837,743	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	125,016	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,980,000		2,141,875
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,285,000		2,673,169
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	3,760,000		3,957,400	(a)
Sprint Nextel Corp., Senior Notes	9.250%	4/15/22	700,000		663,250
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	505,000		535,300
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	350,000		295,750	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	25

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,440,000	$2,061,800	(a)
Total Wireless Telecommunication Services				15,208,178
Total Telecommunication Services				43,563,108
Utilities — 5.3%
Electric Utilities — 1.0%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,421,186	1,442,504
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,138,000	1,001,440	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	564,892	570,541
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,460,000	1,449,050
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	620,000	529,325	(a)
Total Electric Utilities				4,992,860
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	810,000	846,450
Independent Power Producers & Energy Traders — 4.0%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,170,000	1,178,775	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	300,000	322,500	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,950,000	3,186,000	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	880,000	935,936	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	850,000	518,500	(h)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	1,180,000	1,185,900
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	6,437,000	6,823,220
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	350,000	345,625	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	460,000	473,800	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,590,000	3,266,900
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614	1,623,516
NRG Energy Inc., Senior Notes	8.500%	6/15/19	145,000	147,900
Total Independent Power Producers & Energy Traders				20,008,572
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	580,000	675,700	(a)
Total Utilities				26,523,582
Total Corporate Bonds & Notes (Cost — $434,502,934)				414,476,572

See Notes to Financial Statements.

26	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Senior Loans — 3.0%
Consumer Discretionary — 0.9%
Diversified Consumer Services — 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	2,800,000		$2,810,500	(i)
Hotels, Restaurants & Leisure — 0.0%
CityCenter Holdings LLC, Term Loan	7.500%	1/21/15	150,000		149,906	(i)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.800%	5/19/15	1,665,825		1,558,241	(i)
Textiles, Apparel & Luxury Goods — 0.0%
Simmons Holdco. Inc., Term Loan	0.000%	2/15/12	1,977,672		0	(e)(g)(i)(j)
Total Consumer Discretionary					4,518,647
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Samson Investment Co.	—	12/20/12	2,350,000		2,350,000	(e)(k)(g)
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	236,756		236,756	(g)(i)
Trico Shipping AS, Term Loan B	—	5/13/14	416,849		416,849	(g)(i)(k)
Total Industrials					653,605
Information Technology — 0.5%
IT Services — 0.5%
First Data Corp., Term Loan B	4.294%	3/23/18	1,272,473		1,070,468	(i)
First Data Corp., Term Loan B2	3.044%	9/24/14	703,307		636,228	(i)
SRA International Inc., Term Loan B	6.500%	7/20/18	1,042,971		982,132	(i)
Total Information Technology					2,688,828
Materials — 0.1%
Chemicals — 0.1%
Kerling PLC, Term Loan	10.000%	6/30/16	600,000	EUR	679,482	(i)
Telecommunication Services — 0.7%
Wireless Telecommunication Services — 0.7%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	2,429,969		2,429,969	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	940,000		942,350	(i)
Total Telecommunication Services					3,372,319
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.776%	10/10/17	1,294,561		824,204	(i)
Total Collateralized Senior Loans (Cost — $17,700,630)					15,087,085

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	27

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Convertible Bonds & Notes — 0.8%
Consumer Discretionary — 0.4%
Diversified Consumer Services — 0.4%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	2,920,000		$1,752,000	(a)
Industrials — 0.3%
Marine — 0.3%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	2,651,514		1,639,204
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	500,000		399,062
Total Convertible Bonds & Notes (Cost — $4,447,207)					3,790,266
Sovereign Bonds — 6.0%
Argentina — 0.8%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,306,000		3,962,825
Brazil — 0.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	812,000	BRL	431,270
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	6,903,000	BRL	3,557,881
Total Brazil					3,989,151
India — 0.4%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	2,030,000		1,796,550	(a)(d)
Indonesia — 0.7%
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,064,000,000	IDR	1,084,840
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	14,826,000,000	IDR	2,139,301
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	300,000		366,000	(a)
Total Indonesia					3,590,141
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	2,610,000	PEN	1,106,044
Russia — 0.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	230,000		230,575	(a)
Venezuela — 3.1%
Bolivarian Republic of Venezuela	5.750%	2/26/16	13,923,000		10,964,362	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,609,000		4,758,480	(a)
Total Venezuela					15,722,842
Total Sovereign Bonds (Cost — $27,994,326)					30,398,128

See Notes to Financial Statements.

28	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Security		Shares	Value
Common Stocks — 2.6%
Consumer Discretionary — 1.5%
Automobiles — 0.0%
General Motors Co.		3,139	$63,628	*
Media — 1.5%
Charter Communications Inc., Class A Shares		134,099	7,635,597	*
Cumulus Media Inc., Class A Shares		755	2,522	*
Total Media			7,638,119
Total Consumer Discretionary			7,701,747
Energy — 0.7%
Energy Equipment & Services — 0.7%
KCAD Holdings I Ltd.		337,003,822	3,396,324	(e)(g)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares		5,592	145,728	*
Total Energy			3,542,052
Industrials — 0.4%
Building Products — 0.0%
Nortek Inc.		4,275	111,834	*
Marine — 0.4%
DeepOcean Group Holding AS		111,638	1,897,846	(e)
Horizon Lines Inc., Class A Shares		18,939	82,386	*
Total Marine			1,980,232
Total Industrials			2,092,066
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.		10,212	3	*(g)
Total Common Stocks (Cost — $8,996,607)			13,335,868

	Rate
Preferred Stocks — 2.1%
Financials — 2.0%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%	239,750	4,636,765	(d)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%	157,775	3,969,619	(d)
Citigroup Capital XIII	7.875%	56,875	1,482,162	(d)
Total Diversified Financial Services			5,451,781
Total Financials			10,088,546

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	29

Legg Mason Western Asset Global High Yield Bond Fund

Security	Rate	Shares	Value
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	5,007	$500,700	(a)(e)(i)
Total Preferred Stocks (Cost — $12,078,377)			10,589,246

	Expiration Date	Warrants
Warrants — 0.2%
Buffets Restaurant Holdings	4/28/14	2,639	26	*(e)(g)
Charter Communications Inc.	11/30/14	4,556	64,741	*
CMP Susquehanna Radio Holdings Co.	3/23/19	10,340	53,458	*(a)(e)(g)
General Motors Co.	7/10/16	24,258	284,546	*
General Motors Co.	7/10/19	24,258	189,698	*
Jack Cooper Holdings Corp.	12/15/17	3,438	214,875	*(e)
Jack Cooper Holdings Corp.	5/6/18	1,123	70,188	*(e)
Nortek Inc.	12/7/14	5,120	13,824	*(e)(g)
SemGroup Corp.	11/30/14	15,416	86,175	*(e)(g)
Total Warrants (Cost — $2,979,616)			977,531
Total Investments — 96.8% (Cost — $508,699,697#)			488,654,696
Other Assets in Excess of Liabilities — 3.2%			16,245,205
Total Net Assets — 100.0%			$504,899,901

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Subsequent to December 31, 2011, the issuer filed for bankruptcy.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security (unaudited).

(h)	The coupon payment on these securities is currently in default as of December 31, 2011.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Value is less than $1.

(k)	All or a portion of this loan is unfunded as of December 31, 2011. The interest rate for the fully underfunded term loan is to be determined.

#	Aggregate cost for federal income tax purposes is $509,545,031.

See Notes to Financial Statements.

30	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Global High Yield Bond Fund

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	31

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $508,699,697)	$488,654,696
Foreign currency, at value (Cost — $2,721,436)	2,689,764
Cash	7,590,985
Interest receivable	10,482,757
Unrealized appreciation on forward foreign currency contracts	3,595,985
Receivable for Fund shares sold	641,619
Prepaid expenses	42,127
Total Assets	513,697,933

Liabilities:
Payable for securities purchased	3,494,222
Payable for Fund shares repurchased	3,463,235
Distributions payable	407,811
Investment management fee payable	340,311
Unrealized depreciation on forward foreign currency contracts	277,840
Service and/or distribution fees payable	128,741
Accrued foreign capital gains tax	61,010
Accrued expenses	624,862
Total Liabilities	8,798,032
Total Net Assets	$504,899,901

Net Assets:
Par value (Note 7)	$758
Paid-in capital in excess of par value	677,553,982
Undistributed net investment income	3,835,324
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(159,602,374)
Net unrealized depreciation on investments and foreign currencies	(16,887,789)
Total Net Assets	$504,899,901

See Notes to Financial Statements.

32	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Statement of assets and liabilities (cont’d)

Shares Outstanding:
Class A	45,776,683
Class B	1,719,857
Class C	13,188,156
Class I	15,108,472

Net Asset Value:
Class A (and redemption price)	$6.65
Class B*	$6.68
Class C*	$6.72
Class I (and redemption price)	$6.64
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.95

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	33

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$51,601,485
Dividends	1,293,350
Less: Foreign taxes withheld	(85,569)
Total Investment Income	52,809,266

Expenses:
Investment management fee (Note 2)	4,816,756
Service and/or distribution fees (Notes 2 and 5)	1,834,134
Transfer agent fees (Note 5)	922,708
Registration fees	76,014
Legal fees	64,949
Fund accounting fees	61,964
Custody fees	56,432
Audit and tax	56,000
Shareholder reports	30,643
Insurance	14,258
Trustees’ fees	10,486
Miscellaneous expenses	5,602
Total Expenses	7,949,946
Net Investment Income	44,859,320

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	24,001,899
Futures contracts	389,721
Written options	3,853,563
Swap contracts	(279,167)
Foreign currency transactions	(2,348,051)
Net Realized Gain	25,617,965
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(52,722,948)
Futures contracts	(355,101)
Foreign currencies	124,379
Change in Net Unrealized Appreciation (Depreciation)	(52,953,670)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(27,335,705)
Increase in Net Assets from Operations	$17,523,615

See Notes to Financial Statements.

34	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$44,859,320	$67,802,751
Net realized gain	25,617,965	23,188,780
Change in net unrealized appreciation (depreciation)	(52,953,670)	14,880,458
Increase in Net Assets From Operations	17,523,615	105,871,989

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(47,436,111)	(68,066,721)
Decrease in Net Assets From Distributions to Shareholders	(47,436,111)	(68,066,721)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	216,609,864	273,529,095
Reinvestment of distributions	42,654,894	62,869,962
Cost of shares repurchased	(527,128,816)	(376,884,111)
Decrease in Net Assets From Fund Share Transactions	(267,864,058)	(40,485,054)
Decrease in Net Assets	(297,776,554)	(2,679,786)

Net Assets:
Beginning of year	802,676,455	805,356,241
End of year*	$504,899,901	$802,676,455
* Includes undistributed net investment income of:	$3,835,324	$5,818,702

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	35

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$7.18	$6.81	$4.90	$7.92	$8.54

Income (loss) from operations:
Net investment income	0.53	0.60	0.69	0.67	0.61
Net realized and unrealized gain (loss)	(0.50)	0.37	1.91	(3.01)	(0.61)
Total income (loss) from operations	0.03	0.97	2.60	(2.34)	—

Less distributions from:
Net investment income	(0.56)	(0.60)	(0.69)	(0.68)	(0.62)
Total distributions	(0.56)	(0.60)	(0.69)	(0.68)	(0.62)

Net asset value, end of year	$6.65	$7.18	$6.81	$4.90	$7.92
Total return[2]	0.25%	14.91%	56.50%	(31.37)%	(0.08)%

Net assets, end of year (000s)	$304,390	$603,261	$611,139	$317,370	$594,940

Ratios to average net assets:
Gross expenses	1.31%	1.27%	1.19%	1.29%	1.34%
Net expenses[3]	1.31	1.27	1.19	1.29	1.34
Net investment income	7.46	8.62	11.76	9.67	7.27

Portfolio turnover rate	90%	95%	77%	52%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

36	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$7.21	$6.84	$4.92	$7.99	$8.59

Income (loss) from operations:
Net investment income	0.49	0.57	0.67	0.65	0.59
Net realized and unrealized gain (loss)	(0.50)	0.37	1.91	(3.03)	(0.61)
Total income (loss) from operations	(0.01)	0.94	2.58	(2.38)	(0.02)

Less distributions from:
Net investment income	(0.52)	(0.57)	(0.66)	(0.69)	(0.58)
Total distributions	(0.52)	(0.57)	(0.66)	(0.69)	(0.58)

Net asset value, end of year	$6.68	$7.21	$6.84	$4.92	$7.99
Total return[2]	(0.24)%	14.26%	55.77%	(31.64)%	(0.37)%

Net assets, end of year (000s)	$11,493	$15,271	$28,912	$27,105	$65,425

Ratios to average net assets:
Gross expenses	1.85%	1.80%	1.72%	1.70%	1.64%
Net expenses[3]	1.85	1.80	1.72	1.70	1.64
Net investment income	6.92	8.13	11.49	9.18	6.94

Portfolio turnover rate	90%	95%	77%	52%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	37

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$7.25	$6.88	$4.95	$8.00	$8.63

Income (loss) from operations:
Net investment income	0.50	0.58	0.68	0.65	0.59
Net realized and unrealized gain (loss)	(0.49)	0.37	1.92	(3.04)	(0.62)
Total income (loss) from operations	0.01	0.95	2.60	(2.39)	(0.03)

Less distributions from:
Net investment income	(0.54)	(0.58)	(0.67)	(0.66)	(0.60)
Total distributions	(0.54)	(0.58)	(0.67)	(0.66)	(0.60)

Net asset value, end of year	$6.72	$7.25	$6.88	$4.95	$8.00
Total return[2]	(0.06)%	14.37%	55.82%	(31.62)%	(0.48)%

Net assets, end of year (000s)	$88,633	$100,668	$88,948	$58,041	$122,595

Ratios to average net assets:
Gross expenses	1.71%	1.69%	1.65%	1.67%	1.69%
Net expenses[3]	1.71	1.69	1.65	1.67	1.69
Net investment income	7.07	8.18	11.44	9.26	6.89

Portfolio turnover rate	90%	95%	77%	52%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

38	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$7.17	$6.81	$4.90	$7.91	$8.53

Income (loss) from operations:
Net investment income	0.56	0.63	0.72	0.70	0.64
Net realized and unrealized gain (loss)	(0.50)	0.36	1.90	(3.00)	(0.60)
Total income (loss) from operations	0.06	0.99	2.62	(2.30)	0.04

Less distributions from:
Net investment income	(0.59)	(0.63)	(0.71)	(0.71)	(0.66)
Total distributions	(0.59)	(0.63)	(0.71)	(0.71)	(0.66)

Net asset value, end of year	$6.64	$7.17	$6.81	$4.90	$7.91
Total return[2]	0.68%	15.20%	57.05%	(30.98)%	0.39%

Net assets, end of year (000s)	$100,384	$83,476	$76,357	$65,226	$103,792

Ratios to average net assets:
Gross expenses	0.88%	0.87%	0.85%	0.86%	0.86%
Net expenses[3]	0.88 [4]	0.87 [4]	0.85 [4]	0.86	0.86
Net investment income	7.90	9.00	12.42	10.19	7.63

Portfolio turnover rate	90%	95%	77%	52%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the”1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

40	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$408,134,668	$6,341,904	$414,476,572
Collateralized senior loans	—	12,737,085	2,350,000	15,087,085
Convertible bonds & notes	—	3,790,266	—	3,790,266
Sovereign bonds	—	30,398,128	—	30,398,128
Common stocks	$8,041,698	—	5,294,170	13,335,868
Preferred stocks	10,088,546	—	500,700	10,589,246
Warrants	474,244	118,199	385,088	977,531
Total investments	$18,604,488	$455,178,346	$14,871,862	$488,654,696
Other financial instruments:
Forward foreign currency contracts	—	3,595,985	—	3,595,985
Total	$18,604,488	$458,774,331	$14,871,862	$492,250,681

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$277,840	—	$277,840

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	41

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Common Stock	Preferred Stocks	Warrants	Total
Balance as of December 31, 2010	$3,347,686	$3,268,300	$157,067	$1	$121,823	$6,894,877
Accrued premiums/discounts	7,566	6,776	—	—	—	14,342
Realized gain (loss)[1]	(2,081,806)	(849,123)	292,967	86,643	(11)	(2,551,330)
Change in unrealized appreciation (depreciation)[2]	1,616,320	775,151	(438,332)	65,230	169,162	2,187,531
Purchases	4,381,456	4,436,214	5,575,435	439,314	61,397	14,893,816
Sales	(1,356,175)	(5,287,318)	(292,967)	(90,488)	—	(7,026,948)
Transfers into level 3[3]	426,857	—	—	—	86,175	513,032
Transfers out of Level 3[4]	—	—	—	—	(53,458)	(53,458)
Balance as of December 31, 2011	$6,341,904	$2,350,000	$5,294,170	$500,700	$385,088	$14,871,862
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	$(542,882)	$(1,977,193)	$(281,264)	$61,386	$115,704	$(2,624,249)

The	Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an activemarket for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

42	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund may use futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	43

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2011, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

44	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Swap agreements. The Fund may invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	45

the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

At December 31, 2011, the Fund had no open swap agreements.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and

46	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	47

if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $277,840. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

48	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in those countries. As of December 31, 2011, there were $61,010 of deferred capital gains tax liabilities accrued on unrealized gains.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(1,128,497)	$(9,769,492)	$10,897,989
(b)	1,721,910	(1,721,910)	—

(a)	Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities. losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	49

Average Daily Net Assets	Annual Rate
Next $3 billion	0.750%
Over $5 billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net investment management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on December 31, 2011, may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

50	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

For the year ended December 31, 2011, LMIS and its affiliates received sales charges of approximately $53,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$30,000	$24,000

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$534,496,691
Sales	576,177,782

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,145,122
Gross unrealized depreciation	(42,035,457)
Net unrealized depreciation	$(20,890,335)

During the year ended December 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	259,180,000	$4,281,423
Options closed	(28,600,000)	(850,940)
Options exercised	—	—
Options expired	(230,580,000)	(3,430,483)
Written options, outstanding as of December 31, 2011	—	—

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	BNP Paibas	863,767	$1,340,911	2/16/12	$(35,022)
Euro	Citibank N.A.	2,000,000	2,589,292	2/16/12	(147,310)
Euro	UBS AG	2,000,000	2,589,292	2/16/12	(95,508)
					(277,840)
Contracts to Sell:
Euro	Citibank N.A.	450,000	582,508	1/31/12	10,227
British Pound	Citibank N.A.	7,472,252	11,599,919	2/16/12	360,093

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	51

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
British Pound	UBS AG	3,746,305	$5,815,760	2/16/12	$174,412
Euro	BNP Paibas	1,521,138	1,969,336	2/16/12	123,373
Euro	Citibank N.A.	5,424,770	7,023,157	2/16/12	478,079
Euro	Goldman Sachs	6,339,269	8,207,110	2/16/12	531,192
Euro	JP Morgan Chase	1,345,000	1,741,299	2/16/12	121,163
Euro	UBS AG	20,783,585	26,907,387	2/16/12	1,797,446
					3,595,985
Net unrealized gain on open forward foreign currency contracts					$3,318,145

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$3,595,985

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$277,840

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$(1,538,388)	$(1,538,388)
Written options	—	—	3,853,563	3,853,563
Futures contracts	$389,721	—	—	389,721
Swap contracts	—	—	(279,167)	(279,167)
Forward foreign currency contracts	—	$(2,557,722)	—	(2,557,722)
Total	$389,721	$(2,557,722)	$2,036,008	$(131,993)

52	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(355,101)	—	$(355,101)
Forward foreign currency contracts	—	$224,828	224,828
Total	$(355,101)	$224,828	$(130,273)

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$199,408
Written options†	857,719
Futures contracts (to buy)†	8,450,120
Futures contracts (to sell)†	30,869,519
Forward foreign currency contracts (to buy)	12,984,519
Forward foreign currency contracts (to sell)	94,836,235

Average Notional Balance
Credit default swap contracts (to sell protection)†	$1,538,462

†	At December 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$996,098	$786,839
Class B	102,386	32,000
Class C	735,650	91,410
Class I	—	12,459
Total	$1,834,134	$922,708

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class A	$31,356,524	$51,638,905
Class B	1,002,768	1,625,891
Class C	7,360,839	7,740,376
Class I	7,715,980	7,061,549
Total	$47,436,111	$68,066,721

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	53

7. Shares of beneficial interest

At December 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	23,337,202	$161,787,226	33,021,181	$230,550,018
Shares issued on reinvestment	3,941,140	27,946,190	6,929,596	48,426,823
Shares repurchased	(65,566,048)	(474,504,564)	(45,569,517)	(314,752,542)
Net decrease	(38,287,706)	$(284,771,148)	(5,618,740)	$(35,775,701)

Class B
Shares sold	270,890	$1,971,826	634,135	$4,455,783
Shares issued on reinvestment	131,443	928,701	200,078	1,401,474
Shares repurchased	(799,973)	(5,718,421)	(2,940,990)	(20,555,692)
Net decrease	(397,640)	$(2,817,894)	(2,106,777)	$(14,698,435)

Class C
Shares sold	1,654,888	$11,932,938	3,072,541	$21,784,566
Shares issued on reinvestment	898,556	6,376,508	882,788	6,235,763
Shares repurchased	(3,244,757)	(23,096,546)	(2,997,972)	(21,009,338)
Net increase (decrease)	(691,313)	$(4,787,100)	957,357	$7,010,991

Class I
Shares sold	5,828,838	$40,917,874	2,398,103	$16,738,728
Shares issued on reinvestment	1,058,214	7,403,495	974,571	6,805,902
Shares repurchased	(3,419,274)	(23,809,285)	(2,951,816)	(20,566,539)
Net increase	3,467,778	$24,512,084	420,858	$2,978,091

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 1/31/2012	$0.041944	$0.038002	$0.039473	$0.043544

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$47,436,111	$68,066,721

54	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$7,434,073
Capital loss carryforward*	(158,757,040)
Other book/tax temporary differences(a)	(3,598,749)
Unrealized appreciation (depreciation)(b)	(17,733,123)
Total accumulated earnings (losses) — net	$(172,654,839)

*	During the taxable year ended December 31, 2011, the Fund utilized $ 12,467,371 of its capital loss carryforward available from prior years. As of December 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(47,596,803)
12/31/2017	(104,311,063)
12/31/2018	(6,849,174)
$(158,757,040)

These	amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2011, the Fund had redemptions-in-kind with total proceeds in the amount of $232,795,530. The net realized gains on these redemptions-in-kind amounted to $11,069,312, which were not realized by the Fund for tax purposes.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	55

conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the Court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A.

56	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report	57

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Complaint would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011.

11. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

58	Legg Mason Western Asset Global High Yield Bond Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of Legg Mason Western Asset Global High Yield Bond Fund, a series of Legg Mason Partners Income Trust as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Global High Yield Bond Fund as of December 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2012

Legg Mason Western Asset Global High Yield Bond Fund	59

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Global High Yield Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as

60	Legg Mason Western Asset Global High Yield Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against

Legg Mason Western Asset Global High Yield Bond Fund	61

its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 10-year periods ended June 30, 2011 was above the median and that its performance was below the median for the 3- and 5-year periods ended June 30, 2011. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of

62	Legg Mason Western Asset Global High Yield Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

retail front-end load funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2013.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

Legg Mason Western Asset Global High Yield Bond Fund	63

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

64	Legg Mason Western Asset Global High Yield Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Global High Yield Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset Global High Yield Bond Fund	65

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None

66	Legg Mason Western Asset Global High Yield Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Legg Mason Western Asset Global High Yield Bond Fund	67

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment advisers) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

68	Legg Mason Western Asset Global High Yield Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

Legg Mason Western Asset Global High Yield Bond Fund	69

Additional Officers cont’d
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset

Global High Yield Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Global High Yield Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010736 2/12 SR12-1591

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $174,600 in 2010 and $178,900 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,750 in 2010 and $12,050 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	February 24, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	February 24, 2012